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                             PURCHASE AND SALE AGREEMENT

                            AND JOINT ESCROW INSTRUCTIONS

                                        DATED

                                   AUGUST 22, 1997

                                    BY AND BETWEEN

                               AIMCO PROPERTIES, L.P.,

                                      AS BUYER,

                                         AND

                        [THE PARTIES IDENTIFIED ON EXHIBIT A
                                  ATTACHED HERETO],

                                      AS SELLER

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                             PURCHASE AND SALE AGREEMENT
                            AND JOINT ESCROW INSTRUCTIONS


         THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ("AGREEMENT"), is made and entered into as of August 22, 1997 (the "EXECUTION DATE"), by and between AIMCO PROPERTIES, L.P., a Delaware limited partnership ("BUYER"), and each of the parties identified on EXHIBIT "A" attached hereto (collectively, "SELLER"), for the purpose of setting forth the agreement of the parties and of instructing Commonwealth Land Title Company ("ESCROW AGENT") with respect to the transactions contemplated by this Agreement.

                                   R E C I T A L S:

         A. Seller is the owner of an undivided fee simple interest in certain parcels of real property described on EXHIBIT "B" attached hereto (collectively, the "LAND PARCELS"), comprising thirty-five (35) multi-family residential properties (each a "PROJECT," and collectively, the "PROJECTS"). The Land Parcels, together with the improvements, the balance of "Real Property," "Personal Property," and the "Intangible Property" (each as hereinafter defined), shall be collectively referred to herein as "Property."

         B. Seller desires to sell and Buyer desires to purchase the Property upon and subject to the terms and conditions set forth in this Agreement.

                                  A G R E E M E N T:

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree, and instruct Escrow Agent, as follows:

1.  AGREEMENT TO PURCHASE AND SELL.

         Subject to all of the terms and conditions of this Agreement, Seller agrees to sell, transfer and convey to Buyer, and Buyer agrees to acquire and purchase from Seller, a good and marketable fee simple interest in the Property, upon the terms and conditions set forth herein. Each representation, warranty


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and covenant made by Seller hereunder and any other term of this Agreement which refers to Seller and Property (or any portion thereof) owned by Seller shall be deemed to refer to each of the Sellers and to the one or more Projects owned by such Sellers respectively.

2.  PURCHASE PRICE.

         The purchase price for the Property (the "PURCHASE PRICE") shall be the sum of Two Hundred Sixty Million Dollars ($260,000,000), subject to adjustment for prorations and closing costs as hereinafter provided, which shall be payable as follows:

         2.1 DEPOSIT. Upon the "Opening of Escrow" (as hereinafter defined), Buyer shall deposit into "Escrow" (as hereinafter defined) the sum of Two Million Six Hundred Thousand Dollars ($2,600,000) (which amount, together with any and all interest and dividends earned thereon, shall hereinafter be referred to as the "DEPOSIT") by wire transfer or by certified or bank check payable to the order of Escrow Agent. Escrow Agent shall invest the Deposit in insured money market accounts, certificates of deposit, United States Treasury Bills or such other instruments as Buyer may instruct from time to time. At the "Closing" (as hereinafter defined), the Deposit shall be paid to Seller and credited against the Purchase Price. In the event that the sale of the Property is not consummated for any reason, other than a default under this Agreement on the part of Buyer, the Deposit shall be returned to Buyer.

         2.2 LOAN OBLIGATIONS. Buyer shall have the option, in its sole and absolute discretion, to either assume or fully prepay the "Loan Obligations" (as hereinafter defined), pursuant to the provisions of Section 7 below, on the "Closing Date" (as hereinafter defined); provided, however, Buyer's ability to assume the Loan Obligations shall not be a condition precedent to Buyer's obligation to close under the terms of this Agreement unless Buyer has elected to terminate this Agreement pursuant to Section 7.2 hereof. At the Closing, Buyer shall receive a credit towards the Purchase Price equal to the total amount of the Loan Obligations assumed by Buyer (the "LOAN CREDIT AMOUNT").

         2.3 CREDIT AMOUNT. On the Closing Date, Buyer shall receive as a credit against the Purchase Price an amount (the "CREDIT AMOUNT") equal to the sum of: (i) security deposits which were paid by "Tenants" (as hereinafter defined) to or for the account of Seller, plus accrued interest, if and to the extent required to be paid to such Tenants on such security deposits; (ii) expenses and


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other sums owed by Seller to Tenants for work or disputes which occur prior to the Closing Date (as evidenced in any written agreement or correspondence from Seller or its agents, whereby Seller accepts or acknowledges responsibility for such amounts); and (iii) the amount, if any, by which prorated amounts allocated to Seller pursuant to Section 8.5.1 below exceed the prorated amount allocated to Buyer pursuant to Section 8.5.1 below.

         2.4 CASH. On the Closing Date, Buyer shall deposit into Escrow the Purchase Price, adjusted as follows: (i) add Buyer's share of the closing costs (as hereinafter provided) and (ii) subtract the sum of the Deposit, the Loan Credit Amount and the Credit Amount, by wire transfer or by certified or bank check payable to the order of the Escrow Agent.

3.  OPENING OF ESCROW.

         On or before the third (3rd) day after the Execution Date, Buyer and Seller shall cause a purchase and sale escrow ("ESCROW") to be opened with Escrow Agent by delivery to Escrow Agent of a fully executed copy of this Agreement together with the Deposit (the "OPENING OF ESCROW"). This Agreement shall constitute escrow instructions to the Escrow Agent as well as the agreement of the parties. Escrow Agent is hereby appointed and designated to act as the Escrow Agent and instructed to deliver, pursuant to the terms of this Agreement, the documents and funds to be deposited into Escrow as herein provided. The parties hereto shall execute such additional escrow instructions (not inconsistent with this Agreement as determined by counsel for Buyer and Seller) as Escrow Agent shall deem reasonably necessary for its protection, including Escrow Agent's general provisions (as may be modified by Buyer, Seller and Escrow Agent). In the event of any inconsistency between this Agreement and such additional escrow instructions, the provisions of this Agreement shall govern.

4.  ACTIONS PENDING CLOSING.

         4.1   DUE DILIGENCE PERIOD.

               4.1.1 PROPERTY DOCUMENTS. Not later than five (5) days after the Execution Date, Seller shall deliver to Buyer (at Seller's sole cost and expense) true, correct and complete copies of all of the following to the extent that the same are in the possession or control of Seller or its agents, auditors or independent contractors: (a) service agreements, equipment leases and other


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contracts relating to the operation and management of the Property, excluding
Seller's management agreement (collectively, the "SERVICE CONTRACTS"); (b) personal property lists; (c) government permits, approvals and licenses; (d) existing title policies, reports and surveys; (e) Phase I Environmental Reports and any engineering, soils and pest reports; and (f) 1995 and 1996 year-end audited financial statements, 1995, 1996 and 1997 year-to-date income and expense statements, current rent rolls, 1997 operating budgets and the most recent tax statements and assessed value notices. From and after the Execution Date, Seller shall make available for inspection by Buyer during normal business hours at the Property or Seller's place of business located in Boston, Massachusetts, such other property documentation as Buyer may reasonably request, including, without limitation, the "Leases" (as defined herein), the most current year's utility bills, appraisals, insurance policies, and all correspondence with all governmental entities regarding the Property and as-built plans and specifications to the extent available. All of the documents and materials referred to in this Section 4.1.1 shall hereinafter be collectively referred to as the "PROPERTY DOCUMENTS".

               4.1.2 PROPERTY QUESTIONNAIRES. Not later than fifteen (15) Business Days after the Execution Date, Seller shall deliver to Buyer a completed property questionnaire for each Project in the form of EXHIBIT "C" attached hereto (collectively, the "PROPERTY QUESTIONNAIRES"). Seller makes no representation or warranty concerning the accuracy of the completed Property Questionnaires, and will submit the same to assist Buyer in its due diligence efforts only.

               4.1.3 DILIGENCE TESTS. At all reasonable times during the forty-five (45) day period commencing on the Execution Date (the "DUE DILIGENCE PERIOD"), Buyer, its agents and representatives shall be entitled at Buyer's sole cost and expense to (i) enter onto the Property during normal business hours to perform any inspections, investigations, studies and tests of the Property, including, without limitation, physical, structural, mechanical, architectural, engineering, soils, geotechnical and environmental tests and ALTA Surveys (or updates thereof) of each Land Parcel (collectively, the "SURVEYS") that Buyer deems appropriate in its sole and absolute discretion; (ii) cause an environmental assessment of the Property to be performed; (iii) review all Property Documents and examine and copy any and all books and records maintained by Seller or its agents (including, without limitation, all documents relating to utilities, zoning and the access, subdivision and appraisal of, and all legal requirements affecting, the Property); and (iv) investigate such other matters as Buyer may desire; provided, however, that Buyer: (i) shall give Seller reasonable prior notice of


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such inspections and/or investigations, including the name of Buyer's agents and the description of the tests and inspections to be performed on the Property;
and (ii) Buyer shall use its reasonable efforts to minimize any interference with the operation of the Property. Seller shall have the right to disapprove of Buyer's agents and/or the methods of proposed tests and inspections on the grounds that such proposed tests or inspections are not commercially reasonable, in which case Buyer may propose reasonable alternative agents and/or testing methods or terminate this Agreement as provided in Section 4.1.4 below. In the event this Agreement is terminated, Buyer shall provide Seller a copy of any environmental or engineering reports obtained by Buyer from third parties in connection with any such tests and inspections. Prior to the Closing or the termination of this Agreement, Buyer shall keep confidential any information regarding the Property contained in any environmental or engineering reports and shall not disclose such information to any third party other than potential managers, lenders, underwriters, investors and the like (and their consultants or attorneys engaged to review such reports) except as required by law or court order or to comply with Buyer's securities reporting requirements. If any such disclosure is made by Buyer, Buyer shall instruct any such third party to whom such information is disclosed to keep such information confidential. Buyer, at its own expense, shall restore any damage to the Property caused by any of the tests or studies made by Buyer and/or its agents. Buyer shall indemnify and hold harmless Seller and its agents from all claims, causes of action, costs, losses, damages and reasonable attorneys' fees incurred by Seller or its agents in connection with or arising out of any inspections carried on by or on behalf of Buyer pursuant to this Section 4.1.3; provided, however, that Buyer shall not indemnify Seller or its agents for any claim, loss or cause of action caused by Seller's or its agents' gross negligence or willful misconduct or any physical condition existing on the Property prior to Buyer's entry thereon. The indemnification obligation set forth in this Section 4.1.3 shall survive the termination of this Agreement or the Closing.

               4.1.4 TERMINATION RIGHT. Buyer shall have the right at any time on or before the last day of the Due Diligence Period (the "DUE DILIGENCE TERMINATION DATE") to terminate this Agreement if Buyer determines in its sole and absolute discretion that all or any portion of the Property is not acceptable to Buyer (including, without in any way limiting the foregoing, a determination by Buyer that consummation of the transactions contemplated by this Agreement could jeopardize the status of Apartment Investment and Management Company, a Maryland corporation, as a real estate investment trust, as defined in Section 856 of the Internal Revenue Code of 1986). In the event that Buyer delivers a written notice to Seller and Escrow Agent terminating its rights hereunder on or


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before the Due Diligence Termination Date, then (i) Escrow Agent shall return the Deposit to Buyer, (ii) Seller shall be responsible for the cancellation charges of Escrow Agent and "Title Company" (as hereinafter defined), if any, and (iii) this Agreement shall terminate and be of no further force or effect and neither party shall have any further rights or obligations hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement.

         4.2   TITLE.

               4.2.1 TITLE AND SURVEY. Within ten (10) days after the Execution Date, Seller shall, at Seller's sole cost and expense, cause (a) Commonwealth Land Title Insurance Company (in such capacity, "TITLE COMPANY") to issue a current preliminary report for an ALTA extended coverage (owner's) policy of title insurance for each Project (collectively, the "PTRS"); (b) the Title Company to deliver legible copies of all documents referenced as exceptions in the PTRs (the "UNDERLYING DOCUMENTS"); (c) a search for filings pursuant to the Uniform Commercial Code with regard to the Personal Property (the "UCC SEARCH") to be performed; and (d) Surveys (or updates of existing Surveys) for each Project to be prepared in accordance with ALTA / ACSM minimum technical standards and the laws of the state(s) in which the applicable Project is located, and showing, with respect to each Project, the entire Real Property, adjoining streets and roads, including the points of ingress and egress thereto, setting forth the exact location by metes and bounds and the exact dimensions of the Real Property, a legal description of the Real Property, the exact location of any Improvements, the location of parking areas on the Real Property, the location of all easements on and upon the Real Property, together with all rights-of-way and other matters relating to the Real Property. The PTRs, the Underlying Documents, the Surveys and the UCC Search shall be collectively referred to herein as the "TITLE DOCUMENTS." Promptly following the delivery of the Title Documents to Buyer, Buyer and Seller agree to enter into an amendment to this Agreement to supplement Exhibit "B" attached hereto with the true, correct and complete legal descriptions of the Land Parcels.

               4.2.2    BUYER'S REVIEW OF TITLE.  On or before the Due
Diligence Termination Date, Buyer shall notify Seller and Escrow Agent in writing of any objection which Buyer may have to any matters reported or shown in the Title Documents or any updates thereof (provided, however, that Buyer shall have an additional five (5) Business Days, regardless of the passage of the Due Diligence Termination Date, following Buyer's receipt of any updates and legible


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copies of all documents referenced therein to notify Seller of objections to items shown on any such updates which were not disclosed on the previously delivered Title Documents). In addition to the Leases, matters reported in or shown by the Title Documents (or any updates thereof) and not timely objected to by Buyer as provided above shall be deemed to be "PERMITTED EXCEPTIONS." Notwithstanding anything to the contrary contained herein, Seller shall be required to discharge and remove any and all liens affecting the Property which secure an obligation to pay money, other than installments of real estate taxes and/or special assessments not delinquent as of the Closing (collectively, "LIENS") and, even though Buyer does not expressly disapprove such Liens, such Liens shall not be Permitted Exceptions, except to the extent that Buyer obtains a "Consent to Assumption" in respect of any "Loan" (as each such term is defined in Section 7.1 hereof).

               4.2.3 REMOVAL OR CURE OF TITLE OBJECTIONS. As a condition to Closing, Seller shall take all reasonable action necessary to remove from title to the Property any exceptions and matters so objected to by Buyer, or, in the alternative, Seller shall use reasonable efforts to obtain for Buyer title insurance from Title Company insuring over such exceptions or matters, such insurance to be in form and substance satisfactory to Buyer. If Seller fails to remove or satisfactorily insure over any exceptions or matters objected to by Buyer on or before the Closing Date, then Buyer may, as its sole and exclusive remedy, either: (a) terminate this Agreement, in which case Escrow Agent shall return the Deposit (to the extent it has been delivered into Escrow) to Buyer, Seller shall pay the cancellation charges of Escrow Agent and Title Company, if any, and neither Seller nor Buyer shall have any further rights, liabilities or obligations hereunder (except for those provisions which expressly survive the termination of this Agreement); (b) discharge any objected to exceptions or matters which may consist of deeds of trust, mortgages, mechanics' or materialmans' liens, tax liens or other liens or charges which can be discharged by the payment of an undisputed liquidated monetary obligation and deduct from the Purchase Price the amount necessary to discharge such lien(s); (c) extend the Closing Date to allow Seller a reasonable period of time to remove such objected to exceptions or matters to the extent that Seller is diligently working to cure or discharge such exceptions, not to exceed thirty (30) days; or
(d) proceed to a timely Closing whereupon such objected to exceptions or matters shall be deemed to be Permitted Exceptions. In the event that Buyer fails to make such election on a timely basis in accordance with the terms hereof, then this Agreement shall terminate in accordance with terms of clause (a) above.


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               4.2.4    CONDITION OF TITLE AT CLOSING.  Upon the Closing,
Seller shall contribute, transfer and convey to Buyer fee simple title to the Real Property by a duly executed and acknowledged deed (in the form of a special warranty deed, limited warranty deed, or a similar type of deed, as applicable), for the Real Property comprising each Project, in a form reasonably satisfactory to Buyer (collectively, the "DEEDS"), subject only to the Permitted Exceptions applicable to each such Project. Prior to Closing, Seller shall not take or permit any action or commit or suffer any acts which would give rise to a variance from the current legal descriptions of any of the Real Property, or cause the creation of any exception or encumbrance against or respecting the Real Property without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed. Nothing in this Section 4.2.4 shall preclude Buyer from disapproving title matters in accordance with the provisions of Sections 4.2.2 and 4.2.3 above.

5.  DESCRIPTION OF PROPERTY.

         5.1 THE IMPROVEMENTS. As used herein, the term "IMPROVEMENTS" shall mean all buildings, improvements, structures and fixtures now or hereafter located on or in any Land Parcel.

         5.2 THE REAL PROPERTY. As used herein, the term "REAL PROPERTY" shall include (i) the Land Parcels, (ii) the Improvements, (iii) all apparatus, equipment and appliances affixed to and used in connection with the operation or occupancy of any of the Land Parcels and/or any of the Improvements (such as heating, air conditioning or mechanical systems and facilities used to provide any utility services, refrigeration, ventilation, waste disposal or other services) and now or hereafter located on or in any of the Land Parcels or any of the Improvements, and (iv) all of the rights, privileges and easements appurtenant to or used in connection with any of the Land Parcels and/or any of the Improvements, including, without limitation, all minerals, oil, gas and other hydrocarbon substances, all development rights, air rights, water, water rights and water stock relating to any of the Land Parcels, all strips and gores, all of Seller's right, title and interest in and to any streets, alleys, easements, rights-of-way, public ways, or other rights appurtenant, adjacent or connected to any of the Land Parcels.

         5.3 THE PERSONAL PROPERTY. As used herein, the term "PERSONAL PROPERTY" shall mean all of that certain tangible personal property, equipment and supplies owned by Seller and situated at the Real Property and used by Seller in connection with the use, operation, maintenance or repair of all or any portion of


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the Real Property, including, without limitation, all Personal Property described on EXHIBIT "D" attached hereto.

         5.4 THE INTANGIBLE PROPERTY. As used herein, the term "INTANGIBLE PROPERTY" shall mean all of that certain intangible property owned by Seller and used by Seller in connection with all or any portion of the Real Property and/or the Personal Property, including, without limitation, all of Seller's right, title and interest in, to and under: (i) the Leases, all contract rights (including, without limitation, Service Contracts), books, records, reports, test results, environmental assessments, if any, as-built plans, specifications and other similar documents and materials relating to the use, operation, maintenance, repair, construction or fabrication of all or any portion of the Real Property and/or the Personal Property; (ii) all rights, if any, in and to the names listed on EXHIBIT "E" attached hereto; (iii) all transferable business licenses, architectural, site, landscaping or other permits, applications, approvals, authorizations and other entitlements affecting any portion of the Real Property; and (iv) all transferable guarantees, warranties and utility contracts relating to all or any portion of the Real Property.

6.  CONDITIONS PRECEDENT TO CLOSING.

         6.1 BUYER'S CONDITIONS. The obligation of Buyer to purchase the Property in accordance with this Agreement is subject to the following conditions precedent (and conditions concurrent, with respect to deliveries to be made by the parties at Closing) (the "BUYER'S CLOSING CONDITIONS"), which conditions may be waived, or the time for satisfaction thereof extended, by Buyer only in a writing executed by Buyer.

               6.1.1 TITLE. Title Company shall be prepared and irrevocably committed to issue to Buyer (with an effective date not earlier than the Closing
Date), as to each Project, American Land Title Association extended coverage owner's policies of title insurance in favor of Buyer for the Real Property with liability coverage in such amounts as set forth on SCHEDULE 6.1.1 (collectively, the "BUYER'S TITLE POLICIES"). Each of the Buyer's Title Policies shall show fee title to the Real Property vested in Buyer or Buyer's nominee, with those endorsements reasonably requested by Buyer and provided such endorsements are available in the State where the Property is located, subject only to the Permitted Exceptions.

               6.1.2 SELLER'S DUE PERFORMANCE. All of the representations and warranties of Seller set forth in this Agreement shall be true, correct and


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complete in all material respects as of the Closing Date, and Seller, on or prior to the Closing Date, shall have complied with and/or performed all of the obligations, covenants and agreements required on the part of Seller to be complied with or performed pursuant to the terms of this Agreement. On the Closing Date, Seller shall deliver a certificate, in the form of EXHIBIT "F" attached hereto (the "SELLER'S CERTIFICATE").

               6.1.3 PHYSICAL CONDITION OF PROPERTY. Subject to the provisions of Section 12 below, the physical condition of the Property shall be substantially the same on the Closing Date as on the expiration of the Due Diligence Period, excepting casualties (which shall be governed by Section 12 below) and normal wear and tear.

               6.1.4 BANKRUPTCY. No action or proceeding shall have been commenced by or against Seller under the federal bankruptcy code or any state law for the relief of debtors or for the enforcement of the rights of creditors and no attachment, execution, lien or levy shall have attached to or been issued with respect to their interests in the Property or any portion thereof.

               6.1.5 LEASES. At the Closing, Seller shall assign all of its rights and remedies under the Leases (including, without limitation, the right to any security deposits and prepaid rent) to Buyer, free and clear of all liens and encumbrances (other than Permitted Exceptions), and Buyer shall assume the obligations of Seller with respect thereto, pursuant to an assignment of leases and security deposits with respect to the Property in the form of EXHIBIT "G" attached hereto (the "ASSIGNMENT OF LEASES").

               6.1.6 BILL OF SALE. At the Closing, Seller shall deliver to Buyer a bill of sale and assignment with respect to the Property in the form of EXHIBIT "H" attached hereto (the "BILL OF SALE"), by which Seller shall transfer to Buyer all the Personal Property and the Intangible Property, but excluding the Leases, in each case free of all liens and encumbrances (other than Permitted Exceptions).

               6.1.7    NON-FOREIGN AFFIDAVIT.  On or before the Closing,
Seller shall deliver to Buyer a Non-Foreign Affidavit in the form of EXHIBIT "I" attached hereto (the "NON-FOREIGN AFFIDAVIT"), executed by Seller.

               6.1.8 NO MORATORIA. No moratorium, statute, regulation, ordinance, legislation, order, judgment, ruling or decree of any governmental


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agency or of any court shall have been enacted, adopted, issued, entered or pending which is directed specifically at any Project and which would have a material adverse effect on the value of any Project.

               6.1.9 PROPERTY QUESTIONNAIRES. Seller shall have delivered the Property Questionnaires to Buyer in accordance with the terms of Section
4.1.2 hereof.

         6.2 FAILURE OF BUYER'S CLOSING CONDITIONS. Subject to Buyer's rights under Section 13.2 hereof with respect to any default by Seller (including, without limitation, any default in the performance of any covenants of Seller set forth in this Section 6), if any of the Buyer's Closing Conditions have not been fulfilled within the applicable time periods, Buyer may:

               6.2.1 waive such Buyer's Closing Condition and close Escrow in accordance with this Agreement, without adjustment or abatement of the Purchase Price; or

               6.2.2 terminate this Agreement by written notice to Seller and to Escrow Agent, in which event Escrow Agent shall return the Deposit to Buyer, all other documents, instruments and funds delivered into Escrow shall be returned to the party that delivered the same into Escrow, Seller shall pay for all of the cancellation charges of the Title Company and Escrow Agent (if any), and Buyer shall be entitled to pursue all of its rights and remedies pursuant to
Section 13.2 below.

         6.3 SELLER'S CONDITIONS. The obligation of Seller to contribute the Property in accordance with this Agreement is subject to the following conditions precedent (and conditions concurrent, with respect to deliveries to be made by the parties at Closing) (the "SELLER'S CLOSING CONDITIONS"), which conditions may be waived, or the time for satisfaction thereof extended, by Seller only in a writing executed by Seller (provided, however, that any such waiver shall not affect Seller's ability to pursue liquidated damages with respect to any breach hereunder by Buyer):

               6.3.1 BUYER'S DUE PERFORMANCE. All of the representations and warranties of Buyer set forth in this Agreement shall be true, correct and complete in all material respects as of the Closing Date, and Buyer, on or prior to the Closing Date, shall have complied with and/or performed all of the


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obligations, covenants and agreements required on the part of Buyer to be complied with or performed pursuant to the terms of this Agreement.

         6.4 FAILURE OF SELLER'S CLOSING CONDITIONS. Subject to Seller's rights under Section 13.1 hereof with respect to any default by Buyer, if any of the Seller's Closing Conditions have not been fulfilled within the applicable time periods, Seller may:

               6.4.1 waive the Seller's Closing Conditions and close Escrow in accordance with this Agreement, without adjustment of the Purchase Price; or

               6.4.2 terminate this Agreement by written notice to Buyer and to Escrow Agent, in which event all documents, instruments and funds delivered into Escrow (other than the Deposit, which shall be disbursed in accordance with the terms of Section 13.1 hereof) shall be returned to the party that delivered the same into Escrow, Buyer shall pay for all of the cancellation charges of Title Company and Escrow Agent, if any, and Seller shall be entitled to liquidated damages only as set forth in Section 13.1 hereof.

7.  LOAN ASSUMPTION.

         7.1 LOAN OBLIGATIONS. The Projects are currently encumbered by certain deeds of trust or mortgages securing the promissory notes identified on
SCHEDULE 7.1 attached hereto (each, a "LOAN" and collectively, the "LOAN OBLIGATIONS"). The Buyer may seek written lender consents to the assumption by Buyer of each of the Loans identified by Buyer as a Loan which Buyer wishes to assume at the Closing (each, a "CONSENT TO ASSUMPTION"); provided, however, that Buyer's receipt of any such Consent to Assumption shall not be a condition to Buyer's obligation to close under the terms of this Agreement, unless Buyer has elected to terminate this Agreement pursuant to Section 7.2 hereof. Buyer shall pay all fees and related costs in connection with its assumption and/or the prepayment of the Loan Obligations (including, without limitation, any prepayment charges), which fees and costs shall not be credited against the Purchase Price.

         7.2 TERMINATION. In the event that Buyer delivers a written notice to Seller and Escrow Agent terminating its rights hereunder on or before the Due Diligence Termination Date, then (i) Escrow Agent shall return the Deposit to Buyer, (ii) Seller and Buyer shall each be responsible for one-half (1/2) of the


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cancellation charges of Escrow Agent and Title Company, if any, and (iii) this
Agreement shall automatically terminate and be of no further force or effect and neither party shall have any further rights or obligations hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement.

8.  CLOSING.

         8.1 CLOSING DATE. Subject to the provisions of this Agreement, the "Closing" (as defined below) shall take place (i) on the date (the "CLOSING DATE") which is the fifteenth (15th) day after the Due Diligence Termination Date, and (ii) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP in New York, or on such other date or location upon which the parties hereto may agree in writing. As used herein, the "CLOSING" shall mean the date upon which the transactions contemplated by this Agreement are consummated, except to the extent that the Deeds may be recorded in the Official Records of the appropriate counties after the Closing.

         8.2 DELIVERIES BY SELLER. On or before the Closing Date, Seller, at its sole cost and expense, shall deliver or cause to be delivered into Escrow the following documents and instruments, each dated as of the Closing Date, in addition to the other items and payments required by this Agreement to be delivered by Seller:

               8.2.1    DEEDS.   The original executed and acknowledged Deeds
conveying the Real Property to Buyer;

               8.2.2 NON-FOREIGN AFFIDAVIT. The original Non-Foreign Affidavit, executed by Seller;

               8.2.3 ASSIGNMENT OF LEASES. Four (4) original executed and acknowledged counterparts of the Assignment of Leases;

               8.2.4 ASSIGNMENT OF SERVICE CONTRACTS. Four (4) original executed counterparts of the Assignment of Service Contracts in the form of EXHIBIT "J" attached hereto;

               8.2.5 SELLER'S CERTIFICATE. The original executed Seller's Certificate;

               8.2.6 BILL OF SALE. Four (4) original executed counterparts of the Bill of Sale;

               8.2.7 PROOF OF AUTHORITY. Such proof of Seller's authority and authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller as may be reasonably required by Title Company or Buyer; and

               8.2.8 OTHER. Such other documents and instruments (including, without limitation, affidavits reasonably required by the Title Company to facilitate the issuance of the Buyer's Title Policies at the Closing prior to the recordation of the Deeds), signed and properly acknowledged by Seller, if appropriate, as may be reasonably required by Buyer, Title Company, Escrow Agent, or otherwise in order to effectuate the provisions of this Agreement and the Closing of the transactions contemplated herein.

         8.3 DELIVERIES BY BUYER. On or before the Closing, Buyer shall deliver or cause to be delivered into escrow (i) the balance of the Purchase Price pursuant to Section 2.4 hereof and Buyer's share proration and Closing Costs (as hereinafter defined), as provided in Sections 8.5 and 8.6 hereof, respectively, (ii) four (4) original executed and acknowledged counterparts of the Assignment of Leases, (iii) four (4) original executed counterparts of the Assignment of Service Contracts, and (iv) such other documents and instruments, signed and properly acknowledged by Buyer, if appropriate, as may reasonably be required by Escrow Agent or otherwise in order to effectuate the provisions of this Agreement and the closing of the transactions contemplated herein.

         8.4 ACTIONS BY ESCROW AGENT. Provided that Escrow Agent shall not have received written notice from Buyer or Seller of the failure of any condition to the Closing or of the termination of the Escrow and this Agreement, when Buyer and Seller have deposited into Escrow the documents and funds required by this Agreement, and Title Company is irrevocably committed to issue the Buyer's Title Policies, with an effective date not earlier than the Closing Date, Escrow Agent shall, in the order and manner herein below indicated, take the following actions:

               8.4.1 FUNDS AND CERTIFICATES. Following Title Company's written acknowledgment that it is prepared and irrevocably committed to issue the

Buyer's Title Policies (as evidenced by its delivery to Buyer of a "mark-up" of the PTRs, or other evidence satisfactory to Buyer, on or prior to the Closing
Date), disburse all funds as follows:

                        8.4.1.1 pursuant to the "Closing Statement" (as hereinafter defined), retain for Escrow Agent's own account all escrow fees and costs, disburse to Title Company the fees and expenses incurred in connection with the issuance of the Buyer's Title Policies, and disburse to any other persons or entities entitled thereto the amount of any other Closing Costs;

                        8.4.1.2 disburse funds necessary to discharge and release any and all Liens against the Property (other than Liens for which Buyer has obtained a Consent to Assumption);

                        8.4.1.3 pay to Seller the remaining balance of the cash deposited into Escrow by Buyer pursuant to Section 2.4 hereof, after all disbursements pursuant to Sections 8.4.1.1 and 8.4.1.2 above have been completed; and

                        8.4.1.4 disburse to Buyer any remaining funds in the possession of Escrow Agent after payments pursuant to Sections 8.4.1.1, 8.4.1.2 and 8.4.1.3 above have been completed.

               8.4.2 RECORDING. Cause the Deeds and any other documents which the parties hereto may mutually direct to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller.

               8.4.3 DELIVERY OF DOCUMENTS. Deliver (a) to Buyer and Seller each, two (2) originals of all documents deposited into Escrow, other than the Deeds and the Non-Foreign Affidavits, and (b) to Buyer, the Non-Foreign Affidavits.

         8.5   PRORATIONS.

               8.5.1 Rentals (including all pre-paid rent), revenues, and other income, if any, from the Property; taxes, assessments and improvement bonds (on the basis of each such item's current tax fiscal year of closing); service or other contract fees; interest due and payable under any Loan Obligations assumed by Buyer; an amount to Seller equal to the balance of any escrow, impound or reserve accounts held by the holder of any Loan Obligations assumed by Buyer which will inure to the benefit of Buyer; all utility deposits, if any; and other expenses affecting the Property shall be prorated between Buyer and Seller as of the Closing Date; provided, however, that Seller shall receive a credit at the Closing in an amount equal to the rentals that are delinquent as of the Closing Date, but only to the extent that such delinquent rentals are due and owing from Tenants occupying a portion of the Property on the Closing Date; and provided further, that Buyer shall be entitled to any and all payments subsequently received in satisfaction of such delinquent rentals, notwithstanding the fact that such rentals are attributable to a period prior to Closing. For purposes of calculating prorations, Buyer shall be deemed to be title holder of the Property, and therefore entitled to the income and responsible for the expenses, after 12:01 a.m. on the Closing Date. After the Closing, Seller shall have no right to proceed in any manner or make any claim against Tenants for rents that were delinquent as of the Closing Date, except to the extent that any such person no longer occupies any portion of the Property. All non-delinquent real estate taxes or assessments on the Property shall be prorated based on the actual current tax bill, but if such tax bill has not yet been received by Seller by the Closing Date or if supplemental taxes are assessed after the Closing for the period prior to the Closing, the parties shall make any necessary adjustment after the Closing by cash payment to the party entitled thereto so that Seller shall have borne all real property taxes, including, without limitation, all supplemental taxes, allocable to the period prior to the Closing and Buyer shall bear all real property taxes, including, without limitation, all supplemental taxes, allocable to the period from and after the Closing. If any expenses attributable to the Property and allocable to the period prior to the Closing are discovered or billed after the Closing, the parties shall make any necessary adjustment after the Closing by cash payment to the party entitled thereto so that Seller shall have borne all expenses allocable to the period prior to the Closing and Buyer shall bear all expenses allocable to the period from and after the Closing. The provisions of this Section 8.5 shall survive the Closing for a period of one (1) year.

               8.5.2 Fifteen (15) days prior to the Closing, Escrow Agent shall deliver to each of the parties for their review and approval a preliminary closing statement (the "PRELIMINARY CLOSING STATEMENT") setting forth (i) the proration amounts allocable to each of the parties pursuant to this Section 8.5, and (ii) the Closing Costs. Based on each of the party's comments, if any, regarding the Preliminary Closing Statement, Escrow Agent shall revise the Preliminary Closing Statement and obtain from and deliver to Seller and Buyer, at the Closing, a final, signed version of a closing statement (the "CLOSING STATEMENT").

         8.6 CLOSING COSTS. Each party shall pay its own costs and expenses arising in connection with the Closing (including, without limitation, its own attorney and advisor fees), except the following costs (the "CLOSING COSTS"):

               8.6.1 all documentary transfer, stamp, sales and other taxes related to the transfer of the Property, which shall be paid by Seller;

               8.6.2 Escrow Agent's escrow fees and costs, which shall be paid one-half (1/2) by Seller and one-half (1/2) by Buyer;

               8.6.3 the cost of the Surveys and the Buyer's Title Policies, which shall be paid by Seller (excluding any endorsements thereto, which shall be paid by Buyer);

               8.6.4 all recording fees (other than recording fees associated with any new purchase money financing), which shall be paid by Seller; and

               8.6.5 any and all prepayment penalties due and payable in connection with the discharge and satisfaction of any Lien not assumed by Buyer and any recording fees associated with any new purchase money financing, which shall be paid by Buyer.

         8.7 DELIVERIES OUTSIDE OF ESCROW. Seller shall deliver possession of the Property, subject only to the Permitted Exceptions, to Buyer upon the Closing. Further, Seller hereby covenants and agrees to deliver to Buyer, on or prior to the Closing, the following items:

               8.7.1 INTANGIBLE PROPERTY. The Intangible Property, including, without limitation, the original Leases and the Property Documents.

               8.7.2 PERSONAL PROPERTY. The Personal Property, including, without limitation, any and all keys, pass cards, remote controls, security codes, computer software and other devices relating to access to the Improvements.

               8.7.3    NOTICES.

                        8.7.3.1 NOTICES TO TENANTS. A letter for each Project in form and substance reasonably acceptable to Buyer, duly executed by

Seller, dated as of the Closing Date and addressed to each of the Tenants, informing the Tenants of the transfer of the Property and the assignment of the Leases to Buyer together with an instruction to pay all amounts due or to become due under the Leases to Buyer.

                   8.7.3.2 SERVICE CONTRACTS NOTICES. A letter to each of the vendors of the Service Contracts for the Property in form and substance reasonably acceptable to Buyer, duly executed by Seller, dated as of the Closing Date and addressed to each Service Contract vendor, informing said vendors of the assignment of the Service Contracts to Buyer.

9.  SELLER'S REPRESENTATIONS AND WARRANTIES.

         Seller represents and warrants to and agrees with Buyer, as of the Execution Date and as of the Closing, as follows:

         9.1 TITLE. Seller is the legal and equitable owner of the Property, and Seller has the full right to convey the Property to Buyer.

         9.2   LEASES.

               9.2.1    LEASE SCHEDULES.  The schedules attached hereto as
SCHEDULE 9.2.1 (collectively, the "RENT ROLLS") are true, correct and complete with respect to: (i) the leases, licenses, tenancies and other occupancy agreements (whether written or oral) now in effect at each of the Projects (each a "LEASE" and collectively, the "LEASES"), (ii) the identities of the tenants under the Leases (the "TENANTS"), (iii) any delinquencies under the Leases, (iv) the space occupied by the Tenants, (v) the commencement and expiration dates of the Leases, (vi) the annual rents payable thereunder, and (vii) any outstanding agreements, written or oral, to amend or otherwise modify any of the Leases.

               9.2.2 DELIVERY OF LEASES. True and complete copies of all Leases and all amendments, guarantees and other documents relating thereto shall be made available to Buyer in accordance with Section 4.1.1 hereof; provided, however, that for purposes of this Agreement, Buyer may rely on the data set forth on the Rent Rolls.

               9.2.3 SECURITY DEPOSITS. Except as set forth on the Rent Rolls, there are no security deposits held by the landlord under any of the Leases and there are no arrearages in rent or additional rent under any of the Leases.

               9.2.4 NO TENANT DISPUTES. Except as set forth on the Rent Rolls or on SCHEDULE 9.2.4 attached hereto, (i) Seller has not received any written notice from any Tenant that Seller is in default under the terms of its lease, and (ii) Seller has not received any written notification from any Tenant that it disputes the computation of the rents payable pursuant to its Lease.

               9.2.5 NO PRE-PAID RENT. No Tenant has paid any rent for more than one (1) month in advance, except as may otherwise be set forth on the Rent Rolls.

         9.3 SERVICES TO TENANTS. All of the services required to be supplied to each Tenant are presently being supplied and will continue to be supplied through the Closing Date, and Seller has received no written notices of any failure of Seller to supply any of said services to any tenant. Seller has had no written notice from any Tenant of any items of work to be completed pursuant to any of the Leases for the benefit of any Tenant and Seller has no knowledge of any such work to be done except as may otherwise be set forth in the Rent Rolls. No Tenant is entitled to any additional work during the term of its Lease except as may be required by their Lease.

         9.4   INTENTIONALLY OMITTED.

         9.5 NO BROKER'S COMMISSIONS. There will be no brokerage or other leasing commissions payable in connection with any of the Tenants under presently existing Leases or new leases or amendments thereto following the Closing.

         9.6 ASSIGNMENT. All of the Leases are assignable to Buyer in connection with the transfer of the Property without the necessity for any approval, consent or additional payment, except as may be required by any Loan Obligations which Buyer assumes.

         9.7 EXISTING CONTRACTS. Except as set forth on the schedule attached hereto as SCHEDULE 9.7, neither Seller nor any agent of Seller has executed any service, maintenance, repair, management, supply or other contracts affecting the Property which would be binding on Buyer subsequent to the Closing. All of the contracts are either (i) assignable to Buyer in connection with its purchase of the Property without the necessity for any approval, consent or additional payment, or (ii) terminable upon delivery of 30 days' prior notice. True, correct and complete copies of the contracts have been delivered to Buyer.

The contracts are free from any default by Seller and, to the best knowledge of Seller, free from any default by any other party thereto.

         9.8 INSURANCE. All premiums due on all insurance policies maintained by Seller with respect to the Property have been paid by Seller and Seller will maintain such insurance policies from the Execution Date through the Closing Date or earlier termination of this Agreement. Seller has not received and has no knowledge of any written notice or request from any insurance company requesting the performance of any work or alteration with respect to all or any portion of the Property. Seller has received no written notice from any insurance company concerning any defects or inadequacies in the Property which, if not corrected, would result in the termination of insurance coverage or increase its cost.

         9.9 LITIGATION. Except as disclosed on the schedule attached hereto as SCHEDULE 9.9 (the "LITIGATION SCHEDULE), there is no action, suit or proceeding pending or, to the knowledge of the Seller, threatened against or affecting the Seller, or to which Seller is a party, in any court, before any arbitrator or before or by any governmental body which: (i) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which Seller is a party or by which it is bound and that is or is to be used in connection with, or is contemplated by, this Agreement, (ii) could materially and adversely affect the business, financial position or results of operations of the Seller; (iii) could materially and adversely affect the ability of the Seller to perform its obligations hereunder, or under any document to be delivered pursuant hereto;
(vi) could create a lien on the Property, any part thereof or any interest therein; or (v) could otherwise materially and adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof. Except for evictions or similar actions brought against Tenants in the ordinary course of Seller's operation of the Property, Seller shall not commence or allow to be commenced on its behalf any action, suit or proceeding with respect to all or any portion of the Property without the prior written consent of Buyer, which shall not be unreasonably withheld. No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending, or, to the best of Seller's knowledge, threatened, against Seller.

         9.10 COMPLIANCE WITH LAWS. To Seller's knowledge, the Property is in full compliance with all existing laws, rules, regulations, ordinances and orders of all applicable federal, state, city and other governmental authorities in effect as of the date of this Agreement with respect to the Property (collectively, "LAWS"), including, without limitation, (i) the Americans with Disabilities Act, 42 U.S.C. Section 12102, et seq., together with all rules, regulations and official interpretations promulgated pursuant thereto, and (ii) all Laws with respect to zoning, building, fire and health codes and sanitation.


         9.11 EMPLOYEES. There are no employees of Seller employed in connection with the use, management, maintenance or operation of the Property whose employment will continue after the Closing Date. There is no bargaining unit or union contract relating to any employees of Seller.

         9.12 CERTIFICATES OF OCCUPANCY. To Seller's knowledge, Seller has all necessary valid, final and unconditional certificates of occupancy, or the equivalent permitting required by the applicable licensing agency, for the current use and occupancy of each of the Projects.

         9.13 EXISTING APPROVALS. The documents set forth on SCHEDULE 9.13 attached hereto (collectively, the "APPROVALS") are in full force and effect and, to Seller's knowledge, constitute all necessary or appropriate certifications, approvals, consents, authorizations, waivers, licenses, variances, permits, easements and rights of way, including proofs of dedication, which are required by any governmental authority in connection with the ownership, development, management, use and maintenance of the Property. None of the Approvals has been assigned or encumbered except for any Loan Obligations which may be assumed by Buyer. Seller has no knowledge of any governmental action to suspend or revoke any of the Approvals.

         9.14  CONDEMNATION; SPECIAL ASSESSMENTS.  Except as disclosed on
SCHEDULE 9.14 attached hereto or depicted on any PTR, there is no pending or, to the best of Seller's knowledge, contemplated condemnation, eminent domain or similar proceeding or special assessment which would affect the Property or any part thereof in any way whatsoever.

         9.15  TOXIC OR HAZARDOUS MATERIALS.

               9.15.1   DEFINITIONS.

               (a) "ENVIRONMENTAL CLAIM" means any claim, action, cause of action, investigation or written notice by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (i) the manufacture, treatment, processing, distribution, use, transport, handling, deposit, storage, disposal, leaking or other presence, or release into the environment of any "Hazardous Substance" (as defined below) in, at, on, under or about any location, whether or not owned or operated by Seller or (ii) circumstances forming the basis of any violation, or alleged violation, of any "Environmental Law" (as defined below).

               (b) "ENVIRONMENTAL LAWS" means all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, including, without limitation, the Resource Conservation and Recovery Act (42 U.S.C. 6901 ET SEQ.), as amended, and the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601, ET SEQ.), as amended.

               (c) "HAZARDOUS SUBSTANCE" means any chemical, pollutant, contaminant, waste, toxic substance, petroleum or petroleum product defined in, governed under or regulated pursuant to any Environmental Laws, including, without limitation, the Resource Conservation and Recovery Act (42 U.S.C. 6901 ET SEQ.), as amended, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601, ET SEQ.), as amended, and any state analogs or counterparts, as amended. Hazardous Substances shall exclude usual and customary cleaning and other supplies necessary for the normal operations, maintenance and/or occupancy of the Property that are used and stored in a safe location in compliance with all Environmental Laws.

               9.15.2 REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to and agrees with Buyer that, as of the Execution Date, and as of the Closing, and except as disclosed in the reports which are set forth in SCHEDULE
9.15.2 attached hereto (the "REPORTS"): (i) to Seller's knowledge, Seller is in compliance with all applicable Environmental Laws relating to the Property, which compliance includes, but is not limited to, the possession by Seller of all permits required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) Seller has not received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that Seller is not in such compliance and, to Seller's knowledge, there are no circumstances that may prevent or interfere with such compliance in the future; (iii) there is no Environmental Claim pending or threatened with regard to the Property; (iv) to Seller's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents relating to the Property, including, without limitation, the manufacture, treatment, processing, distribution, use, transport, handling, deposit, storage, disposal, leaking, or other presence or release of any Hazardous Substance, that could form the basis of any Environmental Claim against Seller or against any person or entity, including, without limitation, persons or entities whose liability for any such Environmental Claim Seller has or may have retained or assumed either contractually or by operation of law; and
(v) without in any way limiting the generality of the foregoing, (a) Seller has not stored, disposed or arranged for the disposal of Hazardous Substances on the Property, (b) there are no underground storage tanks located on the Property,
(c) there is no asbestos contained in or forming part of any Improvement, including, without limitation, any building, building component, structure or office space on the Property, and (d) no polychlorinated biphenyls (PCBs) are used or stored at the Property.

               9.15.3 SURVIVAL. Notwithstanding the limitations of any provision to the contrary contained herein, the representations and warranties set forth in Section 9.15.2 shall survive the Closing.

         9.16 NO CONFLICTS. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with, or, with or without notice or the passage of time or both, result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, deed of trust, mortgage, loan agreement, or other document, or instrument or agreement, oral or written, to which Seller is a party or by which Seller or all or any portion of the Property is bound, or, to Seller's knowledge, any applicable regulation of any governmental agency, or any judgment, order or decree of any court having jurisdiction over Seller or all or any portion of the Property.

         9.17 DUE ORGANIZATION; CONSENTS. Sellers are duly organized, validly existing and in good standing as limited partnerships under the laws of the State of their formation, with their principal place of business in the Commonwealth of Massachusetts. All requisite action has been taken by Seller in connection with entering into this Agreement, and will be taken prior to the Closing in connection with the execution and delivery of the instruments refer-enced herein and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required in connection herewith which has not been obtained, other than any Loan Obligations which may be assumed by Buyer.

         9.18 SELLER AUTHORITY; VALIDITY OF AGREEMENTS. Seller has full right, power and authority to execute this Agreement and the instruments referenced herein, to bind Seller to the terms hereof and thereof, to sell and convey the Property to Buyer as provided in this Agreement, and to carry out its obligations hereunder. This Agreement is, and all instruments, documents and agreements to be executed by Seller in connection herewith shall be, duly authorized, executed and delivered by Seller and (assuming this Agreement constitutes a valid and binding obligation of Buyer) shall be valid, binding and enforceable obligations of Seller (except as enforcement may be limited by (and subject to) the provisions of the United States Bankruptcy Code and other applicable laws which affect the rights and remedies of creditors generally).

         9.19 FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT. Seller is not a foreign person within the meaning of 42 USCS Section 1445(f)(3).

         9.20 TAXES. There are no liens for "Taxes" (as hereinafter defined) upon all or any portion of the Property, except liens for Taxes that are not yet due and payable. As used herein, the term "TAXES" shall mean all taxes, charges, fees, levies or other assessments, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority upon all or any portion of the Property.

         9.21 SELLER'S KNOWLEDGE. As used in this Agreement, the words "to Seller's knowledge" or words of similar import shall be deemed to mean, and shall be limited to, the actual (as distinguished from implied, imputed or constructive) knowledge of the employees and officers of the general partners of each of the Sellers, who are directly responsible for the ownership, operation, management, and sale of the Property, without such persons having any obligation to make any independent inquiry or investigation whatsoever. Prior to the Execution Date, Seller delivered to Buyer a list of the names of such employees and officers. Such employees and officers are the parties most familiar with the condition and operation of the Property, and the subject matter of the representations and warranties made by Seller contained in this Agreement. Nothing in this Agreement shall be deemed to create or impose any personal liability of any kind whatsoever on any of the shareholders, directors, officers, employees or agents of the general partners of each Seller or the within named individual.

         9.22 SURVIVAL OF SELLER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained in this Agreement shall survive the closing for a period of one (1) year after the Closing Date, and any claim based upon any alleged breach thereof must be alleged (in writing) within such one (1) year period. Failure to give notice of any alleged breach within the time period specified herein shall constitute a waiver of any such claim. Furthermore, Seller's liability for any such claim shall in no event exceed, (i) with respect to any Project, the allocable portion of the Purchase Price set forth on SCHEDULE 9.22, and (ii) with respect to the entire Property, the aggregate amount of $26,000,000.00. In addition, and notwithstanding any other provision of this Agreement, if, prior to the Closing, Buyer becomes aware of any misrepresentation of Seller as a result of Seller's written disclosure to Buyer or through a written report prepared for Buyer in connection with Buyer's due diligence, and Buyer nevertheless proceeds to close on the Closing Date, then Buyer shall be deemed to waive, and hereby waives, any such misrepresentation.

10. BUYER'S REPRESENTATIONS AND WARRANTIES.

         Buyer represents and warrants to Seller, as of the Execution Date and as of the Closing, as follows:

         10.1 NO CONFLICTS. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with, or, with or without notice or the passage of time or both, result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, deed of trust, mortgage, loan agreement, or other document or instrument to which Buyer is a party or by which Buyer is bound, or any applicable regulation of any governmental agency, or any judgment, order or decree of any court having jurisdiction over Buyer or all or any portion of the Property.

         10.2 DUE ORGANIZATION. Buyer is a limited partnership duly organized and existing in good standing under the laws of the State of Delaware, with its principal place of business in the State of Colorado. All requisite partnership action has been taken by Buyer in connection with entering into this Agreement, and will be taken prior to the Closing in connection with, the execution and delivery of the instruments referenced herein and the consummation of the transactions contemplated hereby.

         10.3 WAIVERS OF DECEPTIVE TRADE PRACTICES ACT AS TO PROJECTS LOCATED IN THE STATE OF TEXAS. With respect to that portion of the Property located in the State of Texas, Buyer acknowledged and agrees, on its own behalf and on behalf of its assigns and successors, that the Texas Deceptive Trade practices -- Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the "DTPA"), is not applicable to this transaction. Accordingly, Buyer's rights and remedies with respect to this transaction, and with respect to all acts or practices of Seller and/or Buyer, past, present, or future, in connection with this transaction, shall be governed by legal principles other than the DTPA. In furtherance thereof, Buyer agrees as follows:

               (a) Buyer is a business consumer and that it seeks to acquire by purchase or lease the goods or services that are the subject of this Agreement for commercial or business use. Buyer further represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the business transaction that is the subject of this Agreement. Buyer also represents that it is not in a significantly disparate bargaining position in relation to Seller.

               (b) Buyer is owned or controlled by a corporation or entity with assets of Twenty-five Million and No/100 Dollars ($25,000,000.00), or more.

               (c) Buyer has been represented by legal counsel in seeking or acquiring the goods or services that are the subject of this Agreement and that the transaction contemplated in this Agreement does not involve the purchase or lease of a family residence occupied or to be occupied as the residence of the Buyer. Buyer shall cause its legal counsel to sign this Agreement in the space provided at the end of this Agreement for the purpose of complying with
Section 17.42(a)(3) of the DTPA.

               (d) Buyer agrees, on its own behalf and on behalf of its assigns and successors, that all of its rights and remedies under the DTPA are WAIVED and RELEASED forever, including specifically, without limitation, all rights and remedies resulting from or arising out of any and all acts or practices of Seller in connection with this transaction, whether such acts or practices occur before or after the execution of this Agreement; PROVIDED, HOWEVER, notwithstanding anything to the contrary herein, in accordance with
Section 17.42 of the DTPA, Buyer does not waive Section 17.555 of the DTPA.

               (e) This provision shall survive the Closing or earlier termination of this Agreement.

               (f) This Section 10.3 is only applicable to the Projects located in the State of Texas.

         10.4 NO OTHER REPRESENTATION OR WARRANTIES; AS-IS. (a) Buyer agrees that (i) except as, and solely to the extent, specifically set forth in this Agreement, neither Seller nor any of the employees, agents or attorneys of Seller make any verbal or written representations, warranties, promises or guaranties whatsoever to Buyer, whether express or implied, of any sort or nature relating to the condition (physical, financial or otherwise) or operation of the Property, the access, fitness for any specific use, merchantability, habitability, or the lie and topography, of all or any portion of the Property, the existence, location or availability of utility lines for water, sewer, drainage, electricity or any other utility, the income-producing potential of the Property, the competition or market of the Property or the actual or projected revenue and expenses of the Property, the laws, regulations and rules applicable to the Property or the compliance (or non-compliance) of the Property therewith, any environmental laws, regulation and rules (or other laws relative to Hazardous Materials) applicable to the Property or the compliance (or non-compliance) of the Property therewith, the quantity, quality or condition of the articles of personal property included in the transactions contemplated hereby, the use or occupancy of the Property or any part thereof or any other matter or thing affecting or relating to the Property or the transactions contemplated hereby, and Buyer has not relied upon any such representations, warranties, promises or guarantees or upon any statements made in any informational brochure with respect to the Property, and (ii) upon the expiration of the Due Diligence Period and provided Buyer does not elect to terminate the Agreement as provided for herein, Buyer will have examined the Property, and based upon such examination, will be familiar with the physical condition thereof, and will have conducted such investigations of the financial affairs and management of the Property as Buyer considered appropriate, and elected to proceed with the transaction having made and relied solely on (1) Buyer's own independent investigation, inspection, analysis, appraisal, examination and evaluation of the facts and circumstances, and (2) the express representations and warranties of Seller as set forth in this Agreement.

               (b) Except as specifically provided in this Agreement, Buyer agrees to accept the Property "as is" in its present condition, subject to reasonable use, wear and tear of the Property between the date of this Agreement and the Closing Date.

         10.5 BUYER'S AUTHORITY; VALIDITY OF AGREEMENTS. Buyer has full right, power and authority to accept the Property from Seller as provided in this Agreement and to carry out its obligations hereunder. The individual(s) executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right and actual authority to bind Buyer to the terms hereof and thereof. This Agreement is, and all other documents and instruments to be executed and delivered by Buyer in connection with this Agreement shall be, duly authorized, executed and delivered by Buyer and shall be valid, binding and enforceable obligations of Buyer.

         10.6 REPRESENTATIONS TRUE AS OF CLOSING DATE. All of the representations, warranties and agreements of Buyer set forth in this Agreement shall be true upon the Execution Date, and shall be deemed to be repeated at and as of the Closing Date (except as otherwise set forth in writing to Seller).

11. ADDITIONAL COVENANTS.

         11.1 ADDITIONAL COVENANTS OF SELLER. In addition to the covenants and agreements of Seller set forth elsewhere in this Agreement, Seller covenants and agrees that between the Execution Date and the Closing Date:

               11.1.1 TITLE. Seller shall not directly or indirectly sell, contribute, assign or create any right, title or interest whatsoever in or to the Property, or create or permit to exist thereon any lien, charge or encumbrance other than the Permitted Exceptions, or enter into any agreement to do any of the foregoing, including, without limitation, any new leases (or renewals, modifications or extensions of any Leases) (other than leases entered into in the ordinary course of Seller's business) or any new service contracts (or renewals, modifications or extensions of any existing service contracts), without the prior written consent of Buyer (which consent shall not be unreasonably withheld or delayed).

               11.1.2 DEVELOPMENT ACTIVITIES. Seller shall not take any actions with respect to the development of the Property, including, without limitation, applying for, pursuing, accepting or obtaining any permits, approvals or other development entitlements from any governmental or other regulatory entities or finalizing or entering into any agreements relating thereto without the prior written consent of Buyer (which consent may be granted or withheld in Buyer's sole and absolute discretion). Seller hereby agrees to reasonably cooperate with Buyer in Buyer's efforts to obtain such governmental approvals as Buyer deems necessary to permit Buyer to operate the Property as Buyer wishes at no cost to Seller, and provided no such approval shall be binding upon the Property until after the Closing.

               11.1.3   INTENTIONALLY OMITTED.

               11.1.4 NOTICE OF CHANGE IN CIRCUMSTANCES. Seller shall promptly notify Buyer of any change in any condition with respect to the Property or any portion thereof or of any event or circumstance of which Seller obtains actual knowledge subsequent to the Execution Date which (a) materially and directly affects the Property or any portion thereof, or the use or operation of the Property or any portion thereof, (b) makes any representation or warranty of Seller to Buyer under this Agreement untrue or misleading in any material respect, or (c) makes any covenant or agreement of Seller under this Agreement incapable or substantially less likely of being performed.

               11.1.5 NO DEFAULTS; MAINTENANCE OF PROPERTY. Seller shall not default with respect to the performance of any material obligation relating to the Property, including, without limitation, the payment of all amounts due and the performance of all obligations with respect to any existing indebtedness or existing leases or contracts affecting the Property. Seller shall operate and maintain the Property in accordance with Seller's past practice and all applicable Laws, rules and regulations affecting the Property or any portion thereof. Except as otherwise expressly provided herein, Seller shall have no obligation to make any material capital improvement to the Property.

               11.1.6 EXCLUSIVE NEGOTIATIONS. Seller shall (i) remove the Property from the market, and (ii) cease and refrain from any and all negotiations with any other prospective optionees or purchasers of the Property.

               11.1.7 SERVICE, MANAGEMENT AND EMPLOYMENT CONTRACTS. Seller shall not enter into, extend, renew or replace any existing service, property management or employment contracts in respect of the Property without the prior written consent of Buyer (which consent may be withheld in Buyer's sole and absolute discretion), unless the same shall be cancellable without penalty or premium, upon not more than thirty (30) days' notice from the owner of the Property.

12. RISK OF LOSS.

         12.1 CONDEMNATION. If, prior to the Closing, all or any material portion of any of the Projects or any other part of the Property is taken by condemnation or eminent domain (or is the subject of a pending or contemplated taking which has not been consummated), Seller shall immediately notify Buyer of such fact. In such event, Buyer shall have the option to terminate this Agreement, either (i) in its entirety, provided that three (3) or more Projects are so affected, or (ii) as to the Project or Projects so affected only, upon written notice to Seller given not later than thirty (30) days after receipt of such notice from Seller. If Buyer elects to terminate this Agreement in its entirety, Escrow Agent shall return the Deposit to Buyer, the parties shall equally share the cancellation charges of Escrow Agent and Title Company, if any, and neither party shall have any further rights or obligations hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement If Buyer elects to terminate this Agreement only as to the Project or Projects so affected, then the Purchase Price shall be reduced by an amount equal to that portion of the Purchase Price allocable to the affected Projects as set forth on Schedule 9.22. Notwithstanding the foregoing, Buyer shall have no right to terminate this Agreement as a result of any non-material taking of any portion of a Project. If Buyer does make its election as described above or has no right to terminate this Agreement, Seller shall assign and turn over to Buyer, and Buyer shall be entitled to receive and keep, all awards for the taking by condemnation and Buyer shall be deemed to have accepted the Property subject to the taking without reduction in the Purchase Price.

         12.2 CASUALTY. Prior to the Closing and notwithstanding the pendency of this Agreement, the entire risk of loss or damage by earthquake, flood, landslide, fire or other casualty shall be borne and assumed by Seller. If, prior to the Closing any material part of the Improvements located on any of the Land Parcels or any other part of the Property is damaged or destroyed by earthquake, flood, landslide, fire or other casualty, Seller shall immediately notify Buyer of such fact. In such event, Buyer shall have the option to terminate this Agreement, either (i) in its entirety, provided that three (3) or more Projects are so affected, or (ii) as to the Project or Projects so affected only, in the same manner as provided in Section 12.1 hereof upon written notice to Seller given not later than thirty (30) days after receipt of any such notice from Seller. Buyer shall have no right to terminate this Agreement as a result of any non-material damage or destruction of any portion of a Project. If Buyer does not make an election as described in Section 12.1 or has no right to terminate this Agreement, Seller shall assign and turn over, and Buyer shall be entitled to receive and keep, all insurance proceeds payable with respect to such damage or destruction (which shall then be repaired or not at Buyer's option and cost) and Buyer shall receive as a credit against the Purchase Price an amount equal to the deductible amount with respect to the insurance and the parties shall proceed to the Closing pursuant to the terms hereof without modification of the terms of this Agreement, and Buyer shall have the right to participate in any adjustment of the insurance claim.

         12.3  MATERIALITY.  Materiality for the purposes of Sections 12.1 and
12.2 shall be deemed to mean a claim or loss in excess of $250,000 per Project.

13. REMEDIES.

         13.1 DEFAULT BY BUYER. IN THE EVENT THAT THE ESCROW AND THIS TRANSACTION FAIL TO CLOSE SOLELY AS A RESULT OF THE DEFAULT OF BUYER IN THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, BUYER AND SELLER AGREE THAT SELLER'S ACTUAL DAMAGES WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX. THE PARTIES THEREFORE AGREE THAT IN THE EVENT THAT ESCROW AND THIS TRANSACTION FAIL TO CLOSE SOLELY AS A RESULT OF THE DEFAULT OF BUYER IN THE PERFORMANCE OF ITS OBLIGATIONS HEREUNDER, SELLER, AS SELLER'S SOLE AND EXCLUSIVE REMEDY, IS ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF THE DEPOSIT (EXCLUSIVE OF INTEREST AND DIVIDENDS EARNED THEREON). IN THE EVENT ESCROW FAILS TO CLOSE SOLELY AS A RESULT OF BUYER'S DEFAULT, THEN (I) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF BUYER AND SELLER HEREUNDER AND THE ESCROW CREATED HEREBY SHALL TERMINATE, (II) ESCROW AGENT SHALL, AND IS HEREBY AUTHORIZED AND INSTRUCTED TO, RETURN PROMPTLY TO BUYER AND SELLER ALL DOCUMENTS AND INSTRUMENTS TO THE PARTIES WHO DEPOSITED THE SAME, (III) ESCROW AGENT SHALL DELIVER THE DEPOSIT (EXCLUSIVE OF INTEREST AND DIVIDENDS EARNED THEREON) TO SELLER PURSUANT TO SELLER'S INSTRUCTIONS, AND THE SAME SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES, AND (IV) ALL TITLE COMPANY AND

ESCROW AGENT CANCELLATION CHARGES, IF ANY, SHALL BE CHARGED TO BUYER.

         13.2 DEFAULT BY SELLER. IN THE EVENT THAT THE ESCROW AND THIS TRANSACTION FAIL TO CLOSE SOLELY AS A RESULT OF A DEFAULT OF SELLER IN THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, BUYER SHALL HAVE THE RIGHT TO EITHER:

               (a) DECLARE THIS AGREEMENT TERMINATED, IN WHICH EVENT THE DEPOSIT SHALL BE RETURNED TO BUYER AND SELLER SHALL PAY TO BUYER, AS LIQUIDATED DAMAGES, THE SUM OF $2,600,000.00, SINCE BUYER AND SELLER AGREE THAT BUYER'S ACTUAL DAMAGES WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX. UPON TERMINATION OF THIS AGREEMENT AS PROVIDED HEREIN, ALL OF THE RIGHTS OF BUYER AND SELLER HEREUNDER SHALL IMMEDIATELY TERMINATE, AND THIS AGREEMENT SHALL BE OF NO FURTHER FORCE OR EFFECT, EXCEPT TO THE EXTENT BUYER IS ENTITLED TO, AND MAY ENFORCE ITS RIGHTS TO COLLECT, THE SUMS SPECIFIED IN THIS SECTION 13.2(a); OR

               (b) ENFORCE SPECIFIC PERFORMANCE OF THE OBLIGATIONS OF SELLER HEREUNDER; PROVIDED, HOWEVER, IN EXERCISING ITS RIGHT OF SPECIFIC PERFORMANCE, BUYER MAY NOT REQUIRE SELLER TO EXPEND IN EXCESS OF TWO MILLION SIX HUNDRED THOUSAND DOLLARS ($2,600,000.00) TO CORRECT ANY DEFECT WHICH SELLER DID NOT CAUSE; OR

               (c) ONLY IN THE EVENT SPECIFIC PERFORMANCE OF THIS AGREEMENT CANNOT BE OBTAINED BY REASON OF SELLER'S CONVEYANCE OR ENCUMBRANCE OF ALL OR ANY PART OF THE PROPERTY SUBSEQUENT TO THE DATE OF THIS AGREEMENT, TERMINATE THIS AGREEMENT, RECEIVE A FULL REFUND OF THE DEPOSIT, AND SEEK DAMAGES FOR THE BREACH OF THIS AGREEMENT BY SELLER.

         SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS SECTION 13, AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.


------------------------------         -----------------------------------
    Seller's Initials                       Buyer's Initials


14. BROKERS.

         Buyer and Seller each hereby represent, warrant to and agree with each other that it has not had, and shall not have, any dealings with any third party to whom the payment of any broker's fee, finder's fee, commission or other similar compensation shall or may become due or payable in connection with the transaction contemplated hereby, other than Bear Stearns & Co., Inc., which Seller agrees to pay pursuant to a separate agreement. Seller shall indemnify, defend and hold Buyer harmless from and against any and all claims, losses, damages, costs and expenses (including reasonable attorneys' fees, charges and disbursements) incurred by Buyer by reason of any breach or inaccuracy of the representation, warranty and agreement of Seller contained in this Section 14. Buyer shall indemnify, protect, defend and hold Seller harmless from and against any and all claims, losses, damages, costs and expenses (including reasonable attorneys' fees, charges and disbursements) incurred by Seller by reason of any breach or inaccuracy of the representation, warranty and agreement of Buyer contained in this Section 14. The provisions of this Section 14 shall survive the Closing or earlier termination of this Agreement.

15. INDEMNIFICATION.

    Buyer hereby agrees to indemnify, defend and hold Seller harmless from and against any claims, demands, obligations, losses, costs, damages, liabilities, judgments or expenses (including reasonable attorneys' fees, charges and disbursements) (collectively, "CLAIMS") arising out of or in connection with the ownership, operation or maintenance of the Property after the Closing. Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against any Claims arising out of or in connection with any and all obligations to, liabilities to or claims asserted by any third parties pertaining to any injury to or the death of any person or damage to property of any third parties in any way relating to or arising out of Seller's ownership, operation or management of the Property prior to the Closing (except to the extent same is caused by Buyer or its agents). Each party shall do, execute and deliver, or shall cause to be done, executed and delivered, all such further acts and instruments which the other party may reasonably request in order to more fully effectuate the indemnifications provided for in this Agreement. The provisions of this Section 15 shall survive the Closing.

16. MISCELLANEOUS PROVISIONS.

         16.1 GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to its principles of conflicts of law. The parties each hereby irrevocably consent and submit to the jurisdiction of the courts in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement.

         16.2  ENTIRE AGREEMENT; MODIFICATIONS; WAIVER.

               16.2.1 ENTIRE AGREEMENT. This Agreement, including the exhibits and schedules attached hereto, constitutes the entire agreement between Buyer and Seller pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein or in the documents delivered pursuant hereto or in connection herewith. Without in any way limiting the foregoing, the parties expressly acknowledge and agree that the Letter of Intent, dated July 18, 1997, is hereby terminated.

               16.2.2 MODIFICATION. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         16.3 NOTICES. All notices, consents, requests, reports, demands, deliveries or other communications hereunder (collectively, "NOTICES") shall be in writing, signed by the party giving the same or by its attorney, and may be given personally, by registered or certified mail, or by Federal Express (or other reputable overnight delivery service) as follows:

To Buyer:          AIMCO Properties, L.P.
                   1873 South Bellaire Street, 17th Floor
                   Denver, Colorado 80222-4348
                   Attention:  Mr. Harry Alcock
                   Telephone:  (303) 757-8101

and to:            AIMCO Properties, L.P.
                   28200 Highway 189, Suite F-240
                   Lake Arrowhead, California 92352
                   Attention:  Mr. Peter K. Kompaniez
                   Telephone:  (909) 336-4826

With A Copy To:    Skadden, Arps, Slate, Meagher & Flom LLP
                   300 South Grand Avenue, Suite 3400
                   Los Angeles, California  90071
                   Attention:  Allan G. Mutchnik, Esq.
                   Telephone:  (213) 687-5391

To Seller:         c/o First Winthrop Corporation
                   One International Place
                   Boston, Massachusetts 02110
                   Attention:  Mr. Jeff Furber
                   Telephone:  (617) 330-8600

With A Copy To:    Post & Heymann, LLP
                   100 Jericho Quadrangle, Suite 214
                   Jericho, New York  11753
                   Attention:  William W. Post, Esq.
                   Telephone:  (516) 681-3636

To Escrow          Commonwealth Land Title Company
Agent:             14643 Dallas Parkway
                   Suite 100, LB-61
                   Dallas, Texas 75240
                   Attention:  Ms. Stacie Taylor
                   Telephone:  (800) 846-4687
or to such other address or such other person as the addressee party shall have last designated by notice to the other party. All Notices shall be deemed to have been given when received. Notices shall be deemed to be timely delivered if such Notice is received by the intended recipient on or before 6:00 p.m. New York time on the date of such Notice.

         16.4  EXPENSES.  Subject to the provision for payment of Closing
Costs in accordance with Section 8.6 hereof, whether or not the transactions contemplated by this Agreement shall be consummated, all fees and expenses incurred by any party hereto in connection with this Agreement shall be borne by such party.

         16.5  ASSIGNMENT.

               16.5.1 SELLER'S RIGHT TO ASSIGN. Seller shall not have the right to assign, this Agreement or any portion therefor to delegate any duties or obligations arising under this Agreement, voluntarily, involuntarily or by operation of law, without Buyer's prior written consent.

               16.5.2 BUYER'S RIGHT TO ASSIGN. Buyer shall only have the right, power and authority to assign this Agreement or any portion of this Agreement or Buyer's rights hereunder or to delegate any duties or obligations arising under this Agreement, voluntarily, involuntarily or by operation of law, without Seller's consent, to any "Affiliate" of Buyer; provided, however, that no such assignment or delegation shall relieve Buyer of its obligations or liabilities under this Agreement. For the purposes of this Section 16.5.2, "Affiliate" shall be defined as an entity which Buyer directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Buyer.

         16.6 SEVERABILITY. Any provision or part of this Agreement which is invalid or unenforceable in any situation in any jurisdiction shall, as to such situation and such jurisdiction, be ineffective only to the extent of such invalidity and shall not affect the enforceability of the remaining provisions hereof or the validity or enforceability of any such provision in any other situation or in any other jurisdiction.

         16.7 SUCCESSORS AND ASSIGNS; THIRD PARTIES. Subject to and without waiver of the provisions of Section 16.5 hereof, all of the rights, duties, benefits, liabilities and obligations of the parties shall inure to the benefit of, and be binding upon, their respective successors and assigns. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

         16.8 COUNTERPARTS. This Agreement may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

         16.9 HEADINGS. The Section headings of this Agreement are for convenience of reference only and shall not be deemed to modify, explain, restrict, alter or affect the meaning or interpretation of any provision hereof.

         16.10 TIME OF ESSENCE. Time shall be of the essence with respect to all matters contemplated by this Agreement.

         16.11 FURTHER ASSURANCES. In addition to the actions recited herein and contemplated to be performed, executed, and/or delivered by Seller and Buyer, Seller and Buyer agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered at closing or after Closing any and all such further acts, instruments, deeds and assurances as may be reasonably required to consummate the transactions contemplated hereby.

         16.12 NUMBER AND GENDER. Whenever the singular number is used, and when required by the context, the same includes the plural, and the masculine gender includes the feminine and neuter genders.

         16.13 CONSTRUCTION. This Agreement shall not be construed more strictly against one party hereto than against any other party hereto merely by virtue of the fact that it may have been prepared by counsel for one of the parties.

         16.14 EXHIBITS. All exhibits attached hereto are hereby incorporated by reference as though set out in full herein.

         16.15 ATTORNEYS' FEES. In the event that either party hereto brings an action or proceeding against the other party to enforce or interpret any of the covenants, conditions, agreements or provisions of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover all costs and expenses of such action or proceeding, including, without limitation, attorneys' fees, charges, disbursements and the fees and costs of expert witnesses.

         16.16 BUSINESS DAYS. As used herein, the term "BUSINESS DAY" shall mean a day that is not a Saturday, Sunday or legal holiday. In the event that the date for the performance of any covenant or obligation under this Agreement shall fall on a Saturday, Sunday or legal holiday, the date for performance thereof shall be extended to the next Business Day. Unless otherwise specified herein, all references herein to a "day" or "days" shall refer to calendar days and not Business Days.

         16.17 CONFIDENTIALITY. Seller and Buyer and their representatives, including any brokers or other professionals, shall keep the existence and terms of this Agreement strictly confidential, except to the extent disclosure is compelled by law or Buyer's (or Buyer's affiliates) securities reporting requirements, and then only to the extent of such compulsion, and except to the potential lenders, managers, underwriters, investors and the like and their agents, employees, consultants, managers, accountants, lawyers and other professional advisors on a need to know basis.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       BUYER:

                                       AIMCO PROPERTIES, L.P.,
                                       a Delaware limited partnership

                                       By:  AIMCO-GP, Inc.,
                                       Its: General Partner



                                       By: /s/ Harry Alcock
                                            ----------------------------------
                                            Name: Harry Alcock
                                            Its:  Vice President


                                       SELLER:

                                       (AS TO PROPERTIES 1-25
                                       IDENTIFIED ON EXHIBIT "B)

                                       BEACON APTS., L.P.

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By: /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President

                                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       BLOSSOM APTS. LIMITED
                                       PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By: /s/ Jeffrey D. Furber
                                                -----------------------------
                                                Name:  Jeffrey D. Furber
                                                Title: Vice President


                                       COURT APTS., L.P.

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By: /s/ Jeffrey D. Furber
                                                -----------------------------
                                                Name:  Jeffrey D. Furber
                                                Title: Vice President


                                       FERN APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner

                                            By: /s/ Jeffrey D. Furber
                                                -----------------------------
                                                Name:  Jeffrey D. Furber
                                                Title: Vice President


                                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       FOOTHILLS APTS. LIMITED
                                       PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       FOX BAY APTS. LIMITED
                                       PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       FOX APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       GROVE APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       HAZEL APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       HIDDEN APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       ISLAND APTS., L.P.

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner

                                            By: /s/ Jeffrey D. Furber
                                                -----------------------------
                                                Name:  Jeffrey D. Furber
                                                Title: Vice President


                                       ORCHID APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner

                                            By: /s/ Jeffrey D. Furber
                                                -----------------------------
                                                Name:  Jeffrey D. Furber
                                                Title: Vice President


                                       PINE APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner

                                            By: /s/ Jeffrey D. Furber
                                                -----------------------------
                                                Name:  Jeffrey D. Furber
                                                Title: Vice President


                                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       POLO PARK APTS., L.P.

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       QUAIL APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       RIVER APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       SAND APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       SHADE APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       SILK APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       TIMBER APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       TWIN APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       WICKER APTS. LIMITED PARTNERSHIP

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       WILDFLOWER APTS., L.P.

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       WYDEWOOD APTS., L.P.

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       YORK APTS., L.P.

                                       By:  Eleven Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President



                                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       (AS TO PROPERTY 26 IDENTIFIED ON
                                       EXHIBIT "B")


                                       WINTHROP-AUSTIN HOLDINGS, L.P.,

                                       By:  Fifteen Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President


                                       (AS TO PROPERTIES 27-35 IDENTIFIED
                                       ON EXHIBIT "B")

                                       WINTHROP FLORIDA APARTMENTS
                                       LIMITED PARTNERSHIP

                                       By:  Fourteen Winthrop Properties, Inc.,
                                            its sole general partner


                                            By:  /s/ Jeffrey D. Furber
                                                 -----------------------------
                                                 Name:  Jeffrey D. Furber
                                                 Title: Vice President

ESCROW AGENT:

The understand Escrow Agent accepts the foregoing Acquisition and Contribution Agreement and Joint Escrow Instructions and agrees to act as Escrow Agent thereunder in strict accordance with its terms.

COMMONWEALTH LAND TITLE INSURANCE COMPANY, a Pennsylvania corporation

BY: /s/ STACIE TAYLOR
  --------------------------
  NAME:  STACIE TAYLOR
  TITLE: NTS COORDINATOR

                                  EXHIBIT "A"

                                LIST OF SELLERS

                                    SELLER
                                    ------

                                                                       # OF
     OPERATING PARTNERSHIP                PROPERTY                     UNITS
     ---------------------                --------                     -----

 1. Beacon Apts., L.P.,                   Beacon Hill                   120
    a Delaware limited partnership        3301 Henderson Mill
                                          Chamblee, GA 30341


 2. Blossom Apts. Limited Partnership,    Blossomtree                   125
    a Delaware limited partnership        8750 East McDowell
                                          Scottsdale, AZ 85257

 3. Courts Apts., L.P.,                   Village Park                  871
    a Delaware limited partnership        1822 N.E. 142nd Street
                                          Miami, FL 33181

 4. Fern Apts. Limited Partnership,       Colonnade Apts.               197
    a Delaware limited partnership        1930 East Camelback Road
                                          Phoenix, AZ 85016

 5. Foothills Apts. Limited Partnership,  Foothills                     270
    a Delaware limited partnership        5441 North Swan Road
                                          Tucson, AZ 85718

 6. Fox Apts. Limited Partnership,        Foxtree                       487
    a Delaware limited partnership        2100 North Scottsdale
                                          Tempe, AZ 85281

 7. Fox Bay Apts. Limited Partnership,    Fox Bay                       232
    a Delaware limited partnership        3985 North Stone
                                          Tucson, AZ 85705

 8. Grove Apts. Limited Partnership,      Grovetree (The Arbors)        200
    a Delaware limited partnership        805 West Brown
                                          Tempe, AZ 85281

 9. Hazel Apts. Limited Partnership,      Hazeltree                     310
    a Delaware limited partnership        2928 East Osborn Road
                                          Phoenix, AZ 85016

10. Hidden Apts. Limited Partnership,     Hiddentree                    261
    a Delaware limited partnership        410 Pine Forest Drive
                                          East Lansing, MI 48823

                                                                       # OF
     OPERATING PARTNERSHIP                PROPERTY                     UNITS
     ---------------------                --------                     -----

11. Island Apts., L.P.,                   Islandtree                    216
    a Delaware limited partnership        Two Johnny Mercer Blvd.
                                          Whitemarsh Island, GA 31410

12. Orchid Apts. Limited Partnership,     Orchidtree                    278
    a Delaware limited partnership        6801 East Camelback Road
                                          Scottsdale, AZ 85251

13. Pine Apts. Limited Partnership,       Pine Creek                    233
    a Delaware limited partnership        11650 Plaza Drive, Apt. 4
                                          Clio, MI 48420

14. Polo Park Apts., L.P.,                Polo Park                     184
    a Delaware limited partnership        4700 Polo Parkway
                                          Midland, TX 79705

15. Quail Apts. Limited Partnership,      Quailtree                     184
    a Delaware limited partnership        4444 North Seventh Ave.
                                          Phoenix, AZ 85013

16. River Apts. Limited Partnership,      Rivercrest                    210
    a Delaware limited partnership        1001 West St. Marys
                                          Tucson, AZ 85745

17. San Apts. Limited Partnership,        Sand Pebble                   208
    a Delaware limited partnership        11280 Pebble Hills Blvd.
                                          El Paso, TX 79936

18. Shade Apts. Limited Partnership,      Shadetree                     123
    a Delaware limited partnership        801 East McKellips
                                          Tempe, AZ 85281

19. Silk Apts. Limited Partnership,       Silktree                       86
    a Delaware limited partnership        4815 East Thomas Road
                                          Phoenix, AZ 85018

20. Timber Apts. Limited Partnership,     Timbertree                    387
    a Delaware limited partnership        2800 West Sahuaro Drive
                                          Phoenix, AZ 85029

                                                                       # OF
     OPERATING PARTNERSHIP                PROPERTY                     UNITS
     ---------------------                --------                     -----

21. Twin Apts. Limited Partnership,       Twinbridge                    104
    a Delaware limited partnership        201 West Blacklidge
                                          Tucson, AZ 85705

22. Wicker Apts. Limited Partnership,     Wickertree                    226
    a Delaware limited partnership        20003 North 23rd Avenue
                                          Phoenix, AZ 85027

23. Wildflower Apts., L.P.,               Wildflower                    264
    a Delaware limited partnership        4301 Raleigh Court
                                          Midland, TX 79707

24. Wydewood Apts., L.P.,                 Wydewood                      218
    a Delaware limited partnership        4715 West Wadley Avenue
                                          Midland, TX 79705

25. York Apts., L.P.,                     Yorktree                      293
    a Delaware limited partnership        201 Flame Drive
                                          Carol Stream, IL 60188

26. Winthrop-Austin Holdings, L.P.,       The Hills                     336
    a Delaware limited partnership        9009 Great Hills Trail
                                          Austin, TX 78759

27. Winthrop Florida Apartments,          Brant Rock                    84
    Limited Partnership,                  12906 Brant Rock Dr.
    a Maryland limited partnership        Houston, TX 77082

28. Winthrop Florida Apartments,          Freedom Place Club            352
    Limited Partnership,                  8335 Freedom Crossing
    a Maryland limited partnership        Jacksonville, FL 32256

29. Winthrop Florida Apartments,          Olmos Club                    134
    Limited Partnership,                  800 Basse Road
    a Maryland limited partnership        San Antonio, TX 78212

30. Winthrop Florida Apartments,          Sand Castles                  138
    Limited Partnership,                  2751 EFM 518
    a Maryland limited partnership        League City, TX 77573

                                                                       # OF
     OPERATING PARTNERSHIP                PROPERTY                     UNITS
     ---------------------                --------                     -----

31. Winthrop Florida Apartments,          Shadow Lake                   136
    Limited Partnership,                  101 Meadowood Street
    a Maryland limited partnership        Greensboro, NC 27409

32. Winthrop Florida Apartments,          Surrey Oaks                   152
    Limited Partnership,                  3001 Crystral Springs
    a Maryland limited partnership        Bedford, TX 76021

33. Winthrop Florida Apartments,          Tall Timbers                  256
    Limited Partnership,                  13155 Woodforest Blvd.
    a Maryland limited partnership        Houston, TX 77015

34. Winthrop Florida Apartments,          Windsor Landing               200
    Limited Partnership,                  7124 Southlake Parkway
    a Maryland limited partnership        Morrow, GA 30260

35. Winthrop Florida Apartments,          Woodhollow                    108
    Limited Partnership,                  3524 Greystone
    a Maryland limited partnership        Austin, TX 78731